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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated September 25, 1996 included in International Post Limited's Form 10-K for the year ended July 31, 1996 and to all references to our Firm included in this Amendment No. 1 to the Registration Statement.

                                             /s/ ARTHUR ANDERSEN

New York, New York
August 25, 1997